Exhibit 99.1

MEDIA CONTACT
Donna Giordano
972-471-6512
ir@mannatech.com
Mannatech Announces New Tiered Affiliate Program Pre-Launch

(Flower Mound, Texas) May 23, 2023 – Mannatech, Incorporated (NASDAQ: MTEX), a leading nutritional supplement company, has announced that it anticipates launching its new tiered affiliate program on June 16, 2023. As previously announced, the program will be operated by a new wholly owned subsidiary doing business as Trulu™. To learn more about this exciting opportunity, interested individuals can visit the pre-launch website at www.incomewithoutobstacles.com.

Trulu’s flagship product, AMPM powders, contain a morning and nighttime component formulated to support energy, mood, sleep, and gut health in a single regimen. Trulu’s AM powder helps you feel more motivated, focused, and energized while Trulu’s PM powder helps you fall asleep faster, stay asleep longer, and wake up well rested.* Both components in the AMPM regimen are built on a foundation of prebiotics and adaptogens to optimize the efficiency of the gut-brain axis.*

"Mannatech has been on the cutting edge of product technology for 30 years, and Trulu is a way to innovate and capture more market share while embracing the best attributes of the gig economy,” said Al Bala, Mannatech’s CEO.

"We are leading with this new vision to invent a complementary pathway to support growth in customer acquisition and retention, revenue, profits, and value to our existing stakeholders, shareholders, employees, and Associates," said J. Stanley Fredrick, Mannatech’s Chairman of the Board.

About Mannatech
Mannatech, Incorporated is committed to transforming lives through the development of high quality integrated health, weight management, fitness and skin care products distributed through its global network of independent associates and members. The company has been operating for more than 25 years with operations in 25 markets^. For more information, visit Mannatech.com.

^ Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.
*These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent any disease.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, the impact of COVID-19 on Mannatech's business, Mannatech’s inability to attract and retain associates and preferred customers, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:
Donna Giordano
Manager, Executive Office Administration
972-471-6512
ir@mannatech.com
www.mannatech.com